                                                                      EX-99.CERT






                                  CERTIFICATION
                                  -------------

I, Martin E. Galt, III, certify that:

1. I have reviewed this report on Form N-CSR of the TIAA Separate Account VA-1;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date:   February 28, 2003                 By: /s/ Martin E. Galt, III
                                              ---------------------------------
                                              Martin E. Galt, III
                                              President
                                              (principal executive officer)

                                  CERTIFICATION
                                  -------------

I, Richard L. Gibbs, certify that:

1. I have reviewed this report on Form N-CSR of the TIAA Separate Account VA-1;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date:  February 28, 2003                 By: /s/ Richard L. Gibbs
                                             ----------------------------------
                                             Richard L. Gibbs
                                             Executive Vice President
                                             (principal financial officer)